EXHIBIT 21.1

MACK-CALI REALTY CORPORATION

Subsidiary	State of Incorporation or Organization
1 GIRALDA REALTY L.L.C.	DE
1 WATER STREET L.L.C.	NY
2 EXECUTIVE REALTY L.L.C.	NJ
3 CAMPUS REALTY LLC	DE
3 ODELL REALTY L.L.C.	NY
3 GIRALDA REALTY L.L.C.	DE
3 SYLVAN HOLDING, L.L.C.	NJ
3 SYLVAN REALTY L.L.C.	NJ
4 GATEHALL REALTY L.L.C.	NJ
4 BECKER SPE LLC	DE
5 WOOD HOLLOW REALTY, L.L.C.	NJ
5/6 SKYLINE REALTY L.L.C.	NY
6 BECKER SPE LLC	DE
6 BECKER URBAN RENEWAL, L.L.C.	NJ
7 GIRALDA REALTY L.L.C.	DE`
9 CAMPUS REALTY L.L.C.	NJ
12 SKYLINE ASSOCIATES L.L.C.	NY
12 VREELAND REALTY LLC	DE
14/16 SKYLINE REALTY L.L.C.	NY
20 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
20 WATERVIEW SPE LLC	DE
25 COLUMBUS JV, L.L.C.	DE
25 COLUMBUS INVESTOR, L.L.C.	NJ
25 COLUMBUS RR JV, L.L.C.	NJ
35 WATERVIEW HOLDING L.L.C.	DE
35 WATERVIEW SPE LLC	DE
51 JFK HOLDING L.L.C.	DE
51 JFK UNIT L.L.C.	DE
55 CORPORATE PARTNERS L.L.C.	DE
55 CORPORATE REALTY L.L.C.	DE
65 LIVINGSTON HOLDING L.L.C.	NJ
65 LIVINGSTON TENANT L.L.C.	NJ
75 LIVINGSTON SPE LLC	DE
85 LIVINGSTON SPE LLC	DE
85 LIVINGSTON URBAN RENEWAL, L.L.C.	NJ

Subsidiary	State of Incorporation or Organization
101 HUDSON HOLDING L.L.C.	DE
101 HUDSON HOSPITALITY L.L.C.	NJ
101 HUDSON REALTY L.L.C.	DE
101-103 JFK HOLDING L.L.C.	DE
101-103 JFK REALTY L.L.C.	DE
111 RIVER REALTY L.L.C.	NJ
120 PASSAIC STREET L.L.C.	NJ
150 MAIN STREET, L.L.C.	DE
201 WILLOWBROOK FUNDING L.L.C.	NJ
225 CORPORATE REALTY L.L.C.	NY
233 CANOE BROOK ASSOCIATES L.L.C.	NJ
250 HALF MILE L.L.C.	NJ
300 HORIZON REALTY L.L.C.	NJ
300 TICE REALTY ASSOCIATES L.L.C.	NJ
343 THORNALL HOLDING L.L.C.	DE
343 THORNALL SPE LLC	DE
400 CHESTNUT REALTY L.L.C.	NJ
470 CHESTNUT REALTY L.L.C.	NJ
500 COLUMBIA TURNPIKE ASSOCIATES L.L.C.	NJ
530 CHESTNUT REALTY L.L.C.	NJ
600 HORIZON CENTER L.L.C.	NJ
1266 SOUNDVIEW REALTY L.L.C.	CT
ALTERRA I L.L.C.	DE
ALTERRA II L.L.C.	DE
ANDOVER PLACE APTS. L.L.C.	DE
BA ROSELAND L.L.C.	DE
BRIDGE PLAZA REALTY ASSOCIATES L.L.C.	NJ
C.W. ASSOCIATES L.L.C.	NJ
CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR V LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VII LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR VII URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.	NJ
CALI HARBORSIDE (FEE) ASSOCIATES L.P.	NJ
CCMA NOMINEE L.L.C.	NJ
CHAI JV MEMBER L.L.C.	VA
CLEARBROOK ROAD ASSOCIATES L.L.C.	NY

Subsidiary	State of Incorporation or Organization
COLLEGE ROAD REALTY L.L.C.	NJ
COLUMBIA ROAD OWNERS LLC	DE
COLUMBIA ROAD PARTNERS LLC	DE
COMMERCENTER REALTY ASSOCIATES L.L.C.	NJ
CROSS WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
ELMSFORD REALTY ASSOCIATES L.L.C.	NY
EMPIRE STATE CAFÉ LICENSING L.L.C.	NY
EMPIRE STATE FUNDING L.L.C.	DE
EMPIRE STATE VEHICLE LEASING L.L.C.	NY
EPSTEINS B 40 PARK ROSEWOOD UNIT L.L.C.	NJ
EPSTEINS B METROPOLITAN ROSEWOOD UNIT, L.L.C.	NJ
EPSTEINS B RENTALS, L.L.C.	NJ
EPSTEINS C LOFTS, LLC	NJ
GALE ONC ASSOCIATES, L.L.C.	DE
GARDEN STATE CAFÉ LICENSING L.L.C.	NJ
GARDEN STATE VEHICLE LEASING L.L.C.	NJ
GRAND JERSEY WATERFRONT URBAN RENEWAL L.L.C.	NJ
GREENBELT GKA REALTY LLC	MD
GREENBELT L REALTY LLC	MD
GREENBELT/SPRINGHILL LAKE ASSOCIATES L.L.C.	MD
HANOVER 3201 REALTY L.L.C.	NJ
HANOVER HOSPITALITY CORP.	NJ
HARBORSIDE HOSPITALITY CORP.	NJ
HARBORSIDE UNIT A URBAN RENEWAL, L.L.C.	NJ
HILLSBOROUGH 206 HOLDINGS L.L.C.	NJ
HORIZON CENTER REALTY ASSOCIATES L.L.C.	NJ
JUMPING BROOK REALTY ASSOCIATES L.L.C.	NJ
LINWOOD REALTY L.L.C.	NJ
LITTLETON REALTY ASSOCIATES L.L.C.	NJ
M-C 101 HUDSON ASSOCIATES L.L.C.	NJ
M-C 125 BROAD C L.L.C.	DE
M-C 2 SOUTH GOLD L.L.C.	NJ

Subsidiary	State of Incorporation or Organization
M-C 3 AAA L.L.C.	NJ
M-C 3 CAMPUS, LLC	DE
M-C 5 AAA L.L.C.	NJ
M-C 6 AAA L.L.C.	NJ
M-C HARBORSIDE PROMENADE LLC	NJ
M-C HARSIMUS PARTNERS L.L.C.	NJ
M-C HUDSON LLC	NJ
M-C NEWARK L.L.C.	DE
M-C PLAZA II & III LLC	NJ
M-C PLAZA IV LLC	NJ
M-C PLAZA V LLC	NJ
M-C PLAZA VI & VII LLC	NJ
M-C PROPERTIES CO. REALTY L.L.C.	NJ
M-C RED BANK REALTY L.L.C.	NJ
M-C SO. PIER L.L.C.	DE
M-C VREELAND, LLC	DE
MACK-CALI B PROPERTIES, L.L.C.	NJ
MACK-CALI BRIDGEWATER REALTY, L.P.	NJ
MACK-CALI BUILDING V ASSOCIATES L.L.C.	NJ
MACK-CALI CAMPUS REALTY L.L.C.	NJ
MACK-CALI CHESTNUT RIDGE, L.L.C.	NJ
MACK-CALI CW REALTY ASSOCIATES L.L.C.	NY
MACK-CALI E-COMMERCE L.L.C.	DE
MACK-CALI EAST LAKEMONT L.L.C.	NJ
MACK-CALI F PROPERTIES L.P.	NJ
MACK-CALI FACILITY, LLC	NJ
MACK-CALI HARBORSIDE UNIT A L.L.C.	NJ
MACK-CALI HOLMDEL L.L.C.	DE
MACK-CALI JOHNSON ROAD L.L.C.	NJ
MACK-CALI MANAGEMENT L.L.C.	DE
MACK-CALI MID-WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI MORRIS REALTY L.L.C.	NJ
MACK-CALI PLAZA I L.L.C.	NJ
MACK-CALI PROPERTY TRUST	MD
MACK-CALI REALTY ACQUISITION CORP.	DE
MACK-CALI REALTY, L.P.	DE
MACK-CALI SERVICES, INC.	NJ
MACK-CALI SHORT HILLS L.L.C.	NJ
MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI SPRINGING L.L.C.	DE
MACK-CALI SUB I, INC.	DE
MACK-CALI SUB VI, INC.	DE
MACK-CALI SUB X, INC.	DE
MACK-CALI SUB XI, INC.	DE
MACK-CALI SUB XVII, INC.	DE

Subsidiary	State of Incorporation or Organization
MACK-CALI TAXTER ASSOCIATES L.L.C.	NY
MACK-CALI TEXAS PROPERTY L.P.	TX
MACK-CALI TRS HOLDING CORPORATION	DE
MACK-CALI WOODBRIDGE L.L.C.	NJ
MACK-CALI WP REALTY ASSOCIATES L.L.C.	NY
MAIN-MARTINE MAINTENANCE CORP.	NY
MAPLE 4 CAMPUS REALTY L.L.C.	NJ
MAPLE 6 CAMPUS REALTY L.L.C.	NJ
MARBELLA TOWER ASSOCIATES L.L.C.	NJ
MARBELLA TOWER ASSOCIATES SOUTH, L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES, L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES SOUTH, L.L.C.	NJ
MARTINE OWNERS L.L.C.	NY
MC 55 CORPORATE DRIVE L.L.C.	DE
MC 55 CORPORATE MANAGER L.L.C.	DE
MC 107 MORGAN HOLDING L.L.C.	NJ
MC COLUMBIA ROAD LLC	DE
MC CURTIS CENTER INVESTOR L.L.C.	DE
MC FOOD HALL HOSPITALITY L.L.C.	NJ
MC FREE WI-FI L.L.C.	NJ
MC JERSEY CITY HOSPITALITY L.L.C.	NJ
MC MONUMENT APARTMENT L.P.	PA
MC MONUMENT HOLDING L.P.	PA
MC ONE RIVER GENERAL L.L.C.	NJ
MC ONE RIVER LIMITED L.L.C.	NJ
MC PARSIPPANY HOSPITALITY CORP.	NJ
MC PIGGYBACK HOSPITALITY L.L.C.	NJ
MC PIGGYBACK SERVICES L.L.C.	NJ
MC PLAZA 8-9 PM L.L.C.	NJ
MC PORT IMPERIAL HOTEL L.L.C.	NJ
MC PORT IMPERIAL HOTEL TRS L.L.C.	NJ
MCPRC LLC	NJ
MC RICHMOND NB L.L.C.	NJ
MC RIVERWATCH NB L.L.C.	NJ
MC ROSELAND CRYSTAL LAKE L.L.C.	DE
MC ROSELAND EPSTEINS L.L.C.	DE
MC ROSELAND HILLSBOROUGH L.L.C.	DE
MC ROSELAND JERSEY CITY II L.L.C.	DE
MC ROSELAND MA HOLDINGS L.L.C.	DE
MC ROSELAND MARBELLA SOUTH L.L.C.	DE
MC ROSELAND MONACO L.L.C.	DE
MC ROSELAND NJ HOLDINGS L.L.C.	DE
MC ROSELAND NORTH RETAIL L.L.C.	DE
MC ROSELAND NY HOLDINGS L.L.C.	DE
MC ROSELAND PARCEL 2 L.L.C.	NJ

Subsidiary	State of Incorporation or Organization
MC ROSELAND PORTSIDE AT PIER ONE L.L.C.	DE
MC ROSELAND PORTSIDE L.L.C.	DE
MC ROSELAND RIVERWALK C L.L.C.	NJ
MC ROSELAND TRS OPERATING L.L.C.	DE
MC ROSELAND VA HOLDINGS L.L.C.	DE
MC ROSELAND WASHINGTON STREET, L.P.	DE
MC ROSELAND WATERFRONT PARTNERS L.L.C.	DE
MC ROSELAND WORCESTER L.L.C.	DE
MC UNIVERSITY PARKING L.L.C.	NJ
MC UNIVERSITY REALTY L.L.C.	NJ
MCPT TRS HOLDING CORPORATION	DE
MCPT TRUST	DE
MCRC TRUST	DE
METRO 101 HOLDING L.L.C.	DE
METRO 101 REALTY L.L.C.	DE
METROVIEW 333 REALTY L.L.C.	NJ
MID-WEST MAINTENANCE CORP.	NY
MID-WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
MONACO HOLDINGS, L.L.C.	NJ
MONACO NORTH URBAN RENEWAL L.L.C.	NJ
MONACO SOUTH URBAN RENEWAL L.L.C.	NJ
MONMOUTH/ATLANTIC REALTY ASSOCIATES L.L.C.	NJ
MORRISTOWN EPSTEINS, L.L.C.	NJ
MOUNT AIRY REALTY ASSOCIATES L.L.C.	NJ
NEWARK CENTER HOLDING L.L.C.	DE
NUTMEG STATE CAFÉ LICENSING L.L.C.	CT
ONE CAMPUS ASSOCIATES, L.L.C.	DE
ONE RIVER ASSOCIATES	NJ
ONE SYLVAN REALTY, L.L.C.	NJ
OVERLOOK RIDGE L.L.C.	DE
OVERLOOK RIDGE III L.L.C.	DE
OVERLOOK RIDGE APARTMENTS INVESTORS LLC	DE
PALLADIUM REALTY L.L.C.	NJ
PARCEL 1-3 AT PORT IMPERIAL LLC	NJ
PARCEL 2 AT PORT IMPERIAL LLC	NJ
PARCEL 8-9 AT PORT IMPERIAL LLC	NJ
PARCEL 16 AT PORT IMPERIAL LLC	NJ
PARK PARCEL AT PORT IMPERIAL LLC	NJ
PARK SQUARE TIC L.L.C.	NJ
PARSIPPANY 202 REALTY L.L.C.	NJ
PARSIPPANY HANOVER REALTY II L.L.C.	NJ
PH URBAN RENEWAL LLC	NJ
PHELAN REALTY ASSOCIATES L.P.	CA
PLAZA VIII & IX ASSOCIATES L.L.C.	NJ

Subsidiary	State of Incorporation or Organization
PORT IMPERIAL MARINA L.L.C.	NJ
PORT IMPERIAL NORTH RETAIL, L.L.C.	NJ
PORT IMPERIAL RRT PARTNER L.L.C.	NJ
PORT IMPERIAL SOUTH 11 URBAN RENEWAL, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 GARAGE, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 HOLDING, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 RETAIL L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 HOLDING, L.L.C.	NJ
PORT IMPERIAL SOUTH, L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 GARAGE L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 RETAIL L.L.C.	NJ
PORTSIDE 1/4 L.L.C.	DE
PORTSIDE 5/6, L.L.C.	DE
PORTSIDE APARTMENT DEVELOPERS, L.L.C.	DE
PORTSIDE APARTMENT HOLDINGS L.L.C.	DE
PORTSIDE HOLDINGS L.L.C.	DE
PORTSIDE MASTER COMPANY, L.L.C.	NJ
PRINCETON CORPORATE CENTER REALTY ASSOCIATES L.L.C.	NJ
PRINCETON OVERLOOK REALTY L.L.C.	NJ
PRUROSE MARBELLA I, L.L.C.	DE
PRUROSE MONACO HOLDINGS, L.L.C.	NJ
PRUROSE PORT IMPERIAL SOUTH 15, L.L.C.	NJ
PRUROSE RIVERWALK G L.L.C.	NJ
PSA RAHWAY TIC L.L.C.	NJ
RAHWAY APTS TIC L.L.C.	NJ
RED BANK CORPORATE PLAZA, LLC	NJ
RED BANK HMS L.L.C.	NJ
RIVERWALK C. URBAN RENEWAL L.L.C.	NJ
RIVERWALK G URBAN RENEWAL L.L.C.	NJ
ROSEGARDEN MARBELLA SOUTH, L.L.C.	NJ
ROSEGARDEN MONACO, L.L.C.	NJ
ROSEGARDEN MONACO HOLDINGS, L.L.C.	NJ
ROSELAND 4/5 HOLDING, L.L.C.	NJ
ROSELAND ACQUISITION CORP.	DE
ROSELAND ASSET SERVICES, L.L.C.	NJ
ROSELAND DESIGNS L.L.C.	NJ
ROSELAND FREEHOLD, L.L.C.	NJ
ROSELAND/HARRISON, L.L.C.	NJ
ROSELAND HOSPITALITY CORP.	NJ
ROSELAND MANAGEMENT COMPANY, L.L.C.	DE
ROSELAND MANAGEMENT HOLDING L.L.C.	NY
ROSELAND MANAGEMENT SERVICES, L.P.	NJ
ROSELAND MONUMENT L.L.C.	DE
ROSELAND/RBA, L.L.C.	NJ
ROSELAND SERVICES L.L.C.	DE
ROSELAND/EASTCHESTER, L.L.C.	NJ

Subsidiary	State of Incorporation or Organization
ROSELAND/OVERLOOK, L.L.C.	NJ
ROSELAND PA HOLDING L.L.C.	DE
ROSELAND/PORT IMPERIAL SOUTH, L.L.C.	NJ
ROSELAND/PORT IMPERIAL, L.L.C.	NJ
ROSELAND/PORT IMPERIAL PARTNERS, L.P.	DE
ROSELAND RESIDENTIAL DEVELOPMENT, LLC	NJ
ROSELAND RESIDENTIAL, L.P.	DE
ROSELAND RESIDENTIAL TRS CORP.	DE
ROSELAND RESIDENTIAL TRUST	MD
ROSELAND/RIVERWALK G, L.L.C.	NJ
ROSEWOOD WORCESTER CHURCH L.L.C.	DE
ROSEWOOD MORRISTOWN, L.L.C.	NJ
RRT 2 CAMPUS L.L.C.	NJ
RRT GREENBELT HOLDING LLC	MD
SKYLINE REALTY L.L.C.	NY
SO. WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
SOUTH-WEST MAINTENANCE CORP.	NY
SYLVAN/CAMPUS REALTY L.L.C.	NJ
TALLEY MAINTENANCE CORP.	NY
TALLEYRAND REALTY ASSOCIATES L.L.C.	NY
VAUGHN PRINCETON ASSOCIATES L.L.C.	NJ
WALL 34 REALTY L.L.C.	NJ
WEST AVENUE REALTY ASSOCIATES L.L.C.	CT
WEST-AVE. MAINTENANCE CORP.	CT
WHITE PLAINS REALTY ASSOCIATES L.L.C.	NY
XS HOTEL ASSOCIATES LLC	NJ
XS HOTEL URBAN RENEWAL ASSOCIATES LLC	NJ